Exhibit 10.2

EXECUTION VERSION

JOINT AMENDMENT NO. 3 TO THE MASTER REPURCHASE AGREEMENT AND AMENDMENT NO. 2  TO THE FOURTH AMENDED AND RESTATED PRICING SIDE LETTER

This Joint Amendment No. 3 to the Series 2016-MSRVF1 Repurchase Agreement (as defined below) and Amendment No. 2 to the Pricing Side Letter (as defined below),  is entered into as of April 24, 2020 (this “Amendment”), among CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC (the “Administrative Agent”), CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH (“CSCIB” or the “Buyer”) and PENNYMAC LOAN SERVICES, LLC (“PLS” or the “Seller”) and acknowledged by PRIVATE NATIONAL MORTGAGE ACCEPTANCE COMPANY, LLC, as guarantor (the “Guarantor”).  Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Series 2016-MSRVF1 Repurchase Agreement.

W I T N E S S E T H:

WHEREAS, the Administrative Agent,  the Buyer and the Seller are parties to that certain Master Repurchase Agreement, dated as of December 19, 2016  (as amended by Amendment No. 1 thereto, dated as of February 28, 2019, Amendment No. 2, dated as of April 1, 2020, and amended by this Amendment and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Series 2016-MSRVF1 Repurchase Agreement”)  and the related Fourth Amended and Restated Pricing Side Letter, dated as of April 27, 2018, as amended by Amendment No. 1, dated as of April 1, 2020 (as amended by this Amendment and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Pricing Side Letter”);

WHEREAS, the Administrative Agent, the Buyer and the Seller have agreed, subject to the terms and conditions of this Amendment, that the Series 2016-MSRVF1 Repurchase Agreement and the Pricing Side Letter be amended to reflect the certain agreed upon revisions to the terms of the Series 2016-MSRVF1 Repurchase Agreement and the Pricing Side Letter;

WHEREAS, the Guarantor is party to that certain Amended and Restated Guaranty (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”), dated as of the date hereof, by the Guarantor in favor of the Buyer;

WHEREAS, as a condition precedent to amending the Series 2016-MSRVF1 Repurchase Agreement and the Pricing Side Letter, the Buyer has required the Guarantor to ratify and affirm the Guaranty on the date hereof;

WHEREAS, PNMAC GMSR Issuer Trust, as issuer (the “Issuer”), Citibank, N.A., as indenture trustee (in such capacity, the “Indenture Trustee”), as calculation agent (in such capacity, the “Calculation Agent”), as paying agent (in such capacity, the “Paying Agent”) and as securities intermediary (in such capacity, the “Securities Intermediary”), the PLS, as administrator (in such capacity, the “Administrator”) and as servicer (in such capacity, the “Servicer”), the Administrative Agent and Pentalpha Surveillance LLC, as credit manager, are parties to that certain Third Amended and Restated Base Indenture, dated as of April 1, 2020 (as may be amended, restated, supplemented, or otherwise modified from time to time, the “Base Indenture”), as supplemented by the Amended and Restated Series 2016-MSRVF1 Indenture Supplement, dated as February 28, 2018, as amended by Amendment No. 1, dated as of August 10, 2018 (as may be further amended, restated, supplemented or otherwise modified from time to time, the “Series 2016-MSRVF1 Indenture Supplement”), and by the Series 2020-SPIADVF1 Indenture Supplement, dated April 1, 2020, by and among the Issuer, the Indenture Trustee, the Calculation Agent, the Paying Agent, the Securities Intermediary, the Administrator, the Servicer and the Administrative Agent (as may be further amended, restated, supplemented or otherwise modified from time to time, the “Series 2020-SPIADVF1 Indenture Supplement”);

WHEREAS, pursuant to Section 10.3(e)(iii) of the Base Indenture, so long as any Note is Outstanding and until all obligations have been paid in full, PLS shall not consent to any amendment, modification or waiver of any term or condition of any Transaction Document, without the prior written consent of the Administrative Agent; and

WHEREAS, pursuant to Section 4.1(a)(iii) of the Trust Agreement, the consent of each of the Owners (as defined in the Trust Agreement) (unless an Event of Default has occurred and is continuing), the Administrative Agent and the Series Required Noteholders (as defined in the Base Indenture) of all Variable Funding Notes is required for the amendment or other change to any Transaction Document in circumstances where the consent of any Noteholder or the Administrative Agent is required (other than an amendment or supplement to the Base Indenture pursuant to Section 12.1 thereof);

WHEREAS, (i) pursuant to the Trust Agreement, PLS is the sole Owner, (ii) pursuant to the Series 2016-MSRVF1 Indenture Supplement, with respect to the Series 2016-MSRVF1 Note, any Action provided by the Base Indenture or the Series 2016-MSRVF1 Indenture Supplement to be given or taken by a Noteholder shall be taken by CSCIB, as the buyer of the Series 2016-MSRVF1 Note under the Series 2016-MSRVF1 Repurchase Agreement, (iii) pursuant to the terms of the Note Purchase Agreement, CSCIB is the purchaser of the Series 2016-MSRADV1 Note and (iv) pursuant to the terms of the Master Repurchase Agreement, dated as of April 1, 2020, as amended by Amendment No. 1, dated as of April 24, 2020, by and among the Administrative Agent, the Buyer and the Seller,  CSCIB is the purchaser of the Series 2020-SPIADVF1 Note, and therefore CSCIB is 100% of the VFN Noteholders of the Outstanding Notes;

WHEREAS, the Series 2016-MSRVF1 Repurchase Agreement and the Pricing Side Letter are Transaction Documents.

NOW THEREFORE, the Administrative Agent, the Buyer and the Seller hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Series 2016-MSRVF1 Repurchase Agreement and the Pricing Side Letter are hereby amended as follows:

SECTION 1.   Amendments to the Series 2016-MSRVF1 Repurchase Agreement.

(a)        Section 1.01 of the Series 2016-MSRVF1 Repurchase Agreement is hereby amended by deleting the definitions of “Obligations,” “Other Repurchase Agreements” and

“Repurchase Documents” in their entirety and replacing them with the following in proper alphabetical order:

“Obligations” means (a) all of Seller’s indebtedness, obligations to pay the outstanding principal balance of the Purchase Price, together with interest thereon on the Termination Date, outstanding interest due on each Price Differential Payment Date, and other obligations and liabilities, to Buyer or its Affiliates arising under, or in connection with, the Program Agreements, whether now existing or hereafter arising; (b) any and all sums reasonably incurred and paid by Buyer or on behalf of Buyer in order to preserve any Repurchase Asset or its interest therein; (c) in the event of any proceeding for the collection or enforcement of any of Seller’s indebtedness, obligations or liabilities referred to in this definition, the reasonable expenses of retaking, holding, collecting, preparing for sale, selling or otherwise disposing of or realizing on any Repurchase Asset, or of any exercise by Buyer of its rights under the Program Agreements, including, without limitation, reasonable attorneys’ fees and disbursements and court costs’ (d) all of Seller’s indemnity obligations to Buyer pursuant to the Program Agreements and (e) all of Seller’s and PNMAC’s, as guarantor, obligations under the Other Financing Agreements and other Financing Documents.

“Financing Documents” means any or all of the “Program Agreements,” “Facility Documents” or any similar term as defined in each Other Financing Agreement.

“Other Financing Agreements” means each of the agreements listed on Schedule 4 hereto, which may be updated from time to time in a written confirmation signed by the parties to this Agreement.

(b)        Section 1.01 of the Series 2016-MSRVF1 Repurchase Agreement is hereby amended by deleting the definitions of “Mortgage Loan Repurchase Agreement”  and “Series 2020-SPIADVF1 Repurchase Agreement” in their entirety.

(c)        Section 1.01 of the Series 2016-MSRVF1 Repurchase Agreement is hereby amended by adding the definition of “Exposure Margin Deficit” in proper alphabetical order.

“Exposure Margin Deficit” has the meaning assigned to the term in the Pricing Side Letter.

(d)       Section 2.05(a) of the Series 2016-MSRVF1 Repurchase Agreement is hereby amended by deleting in its entirety and replacing it with the following:

(a)        If (x) at any time the aggregate outstanding amount of the Purchase Price of the Note is greater than the related Asset Value or the Maximum Purchase Price, or (y) as of the last Business Day of the preceding month, the Exposure Margin Deficit exceeds zero (any such excess, a “Margin Deficit”), then Buyer may by notice to Seller require Seller to transfer to Buyer cash in an amount at least equal to the Margin Deficit (such requirement, a “Margin Call”).

(e)        Section 2.05(c) of the Series 2016-MSRVF1 Repurchase Agreement is hereby amended by deleting in its entirety.

(f)        Section 4.02 of the Series 2016-MSRVF1 Repurchase Agreement is hereby amended by deleting clauses (d) and (e) in their entirety and replacing them with the following:

(g)        Seller hereby delivers an irrevocable instruction to the buyer or lender under any Financing Document that upon receipt of notice of an Event of Default under this Agreement, the buyer or lender thereunder is authorized and instructed to (i) remit to Buyer hereunder directly any amounts otherwise payable to Seller and (ii) deliver to Buyer all collateral otherwise deliverable to Seller, to the extent all obligations then due and owing under such Other Financing Agreement have been paid in full.  In furtherance of the foregoing, upon repayment of the outstanding repurchase price or loan amount under any Other Financing Agreement and termination of all obligations of the Seller thereunder or other termination of the related Financing Documents following repayment of all obligations thereunder, the related buyer or lender under any Financing Document is hereby instructed to deliver to Buyer hereunder any collateral (as such term may be defined under the related Financing Documents) then in its possession or control.

(h)        Seller makes a subordinate pledge to the buyers or lenders under the Other Financing Agreements as security for the performance by Seller of its obligations thereunder and hereby grants, assigns and pledges to the buyers or lenders thereunder a subordinate security interest in all of Seller’s right, title and interest in, to and under (i) the Note identified on the Asset Schedule; (ii) all rights to reimbursement or payment of the Note and/or amounts due in respect thereof under the Note identified on the Asset Schedule; (iii) all records, instruments or other documentation evidencing any of the foregoing and (iv) any and all replacements, substitutions, distributions on or proceeds of any and all of the foregoing (collectively, the “Subordinated Pledge Assets”). Seller hereby delivers an irrevocable instruction to Buyer that upon its receipt of notice of an “Event of Default” from the buyer or lender under any Other Financing Agreement, Buyer is authorized and instructed to (i) remit to such buyer or lender directly any amounts otherwise payable to Seller under this Agreement and (ii) deliver to such buyer or lender all Subordinated Pledge Assets otherwise deliverable to Seller, to the extent all obligations then due and owing under this Agreement have been paid in full.  In furtherance of the foregoing, upon repayment of the outstanding Repurchase Price and termination of all Obligations or other termination of the Program Agreements following repayment of all obligations hereunder, Buyer shall deliver to the buyer or lender under any Other Financing Agreement with respect to which the related repurchase price or loan amount remains outstanding any Subordinated Pledge Assets then in Buyer’s possession or under its control. The subordinate pledge set forth in this clause (e) shall automatically terminate with respect to an Other Financing Agreement if the Buyer or the other buyer or lender thereunder is no longer CSFB, CSCIB, or any Affiliates thereof.

(i)         Section 6.24(a)(5) of the Series 2016-MSRVF1 Repurchase Agreement is hereby amended by deleting in its entirety and replacing it with the following:

(5)        whether, as of the last Business Day of the month, the Exposure Margin Deficit exceeds zero;

(j)         Section 7.01(b) of the Series 2016-MSRVF1 Repurchase Agreement is hereby amended by replacing the words “Repurchase Document” therein with “Financing Document.”

(k)        The Series 2016-MSRVF1 Repurchase Agreement is hereby amended by adding Schedule 4 attached hereto as Exhibit A in proper numerical order.

SECTION 2.   Amendments to the Pricing Side Letter.

(a)        The preamble to the Pricing Side Letter is hereby amended by deleting the notice information for PennyMac Loan Services, LLC in its entirety and replacing it with the following:

PennyMac Loan Services, LLC

3043 Townsgate Road

Westlake Village, CA 91361

Attention: Pamela Marsh/Richard Hetzel

Phone Number: (805) 330-6059 / (805) 254-6088

Email: pamela.marsh@pnmac.com; richard.hetzel@pnmac.com

(b)        Section 1  of the Pricing Side Letter is hereby amended by deleting the definitions of “Base Rate,” “Margin,”  “Maximum Purchase Price,”  “Mortgage Loan Repurchase Agreement”  and “Termination Date”  in their entirety and replacing them with the following:

“Base Rate” means the greater of (a) the LIBOR Rate or (b) 0.50%.

“Margin” means (i) with respect to the Note prior to the occurrence of an Event of Default, 6.00% per annum, and (ii) with respect to the Note following the occurrence of an Event of Default, 9.00% per annum.

“Maximum Purchase Price”  means the lesser of (i) an amount agreed to by the Buyer that, when added to (w) the aggregate outstanding purchase price under the Mortgage Loan Repurchase Agreement, (x) the MSR PC Utilized Purchase Price, (y) the SPIA VFN Utilized Purchase Price and (z) the Outstanding Aggregate Loan Amount under the Loan Agreement, would not exceed the Maximum Combined Purchase Price; and (ii) the lesser of: (A) the Asset Value; or (B) the amount that, when added to (w) the aggregate outstanding purchase price under the Mortgage Loan Repurchase Agreement, (x) the MSR PC Utilized Purchase Price, (y) the SPIA VFN Utilized Purchase Price and (z) the Outstanding Aggregate Loan Amount under the Loan Agreement, would not exceed the Maximum Combined Committed Purchase Price; provided,  however, that the Maximum Purchase Price shall not exceed the positive difference between $400,000,000, minus the sum of (A) the MSR PC Utilized Purchase Price and (B) the Outstanding Aggregate Loan Amount under the Loan Agreement.

The Maximum Purchase Price may be modified from time to time in a written confirmation signed by the parties hereto.

For purposes of this definition, the terms “Maximum Combined Purchase Price,” “Maximum Combined Committed Purchase Price,” “SPIA VFN Utilized Purchase Price”

and “MSR PC Utilized Purchase Price” shall have the meaning assigned to such terms in the MLRA Pricing Side Letter.

“Mortgage Loan Repurchase Agreement” means that certain Third Amended and Restated Master Repurchase Agreement, dated as of April 28, 2017, by and among CSFB, as administrative agent, CSCIB, as a committed buyer, Alpine Securitization LTD, as a buyer, PLS, as seller, and PNMAC, as guarantor, as amended, restated, supplemented or otherwise modified from time to time.

“Termination Date” means the earliest of (a) October 21, 2020; (b) the Obligations having become immediately due and payable pursuant to Section 7.03 of the Repurchase Agreement; (c) upon termination of the Indenture; and (d) at Buyer’s or Seller’s option pursuant to Section 2.16 of the Repurchase Agreement.

(c)        Section 1 of the Pricing Side Letter is hereby amended by adding the definitions of “Actual Seller Equity,” “Exposure Margin Deficit” and “Required Seller Equity” in proper alphabetical order:

“Actual Seller Equity” means the amount, measured on the last Business Day of each month, equal to the product of (x) the aggregate outstanding purchase price under the Mortgage Loan Repurchase Agreement on such day, and (y) 3%.

“Exposure Margin Deficit” means, the excess, if any, measured on the last Business Day of each month, of (x) the Required Seller Equity, over (y) the Actual Seller Equity.

“Required Seller Equity”  means the amount, measured on the last Business Day of each month, equal to the product of (A) 2.33, (B) the sum of (w) MSR VFN Utilization Purchase Price (x) the SPIA VFN Utilized Purchase Price on such day, (y) the MSR PC Utilized Purchase Price on such day and (z) the Outstanding Aggregate Loan Amount under the Loan Agreement  on such day, and (C) 3%.

SECTION 3.   Reaffirmation of Guaranty.  The Guarantor hereby ratifies and affirms all of the terms, covenants, conditions and obligations of the Guaranty and acknowledges and agrees that the term “Obligations” as used in the Guaranty shall apply to all of the Obligations of the Seller to the Buyer under the Series 2016-MSRVF1 Repurchase Agreement and the Pricing Side Letter and the related Program Agreements, as amended hereby.

SECTION 4.   Conditions Precedent.  This Amendment shall become effective as of the date hereof upon receipt of this Amendment by the Administrative Agent on behalf of the Buyer, executed and delivered by the duly authorized officers of the Administrative Agent, the Buyer and the Seller.

SECTION 5.   Representations and Warranties.  The Seller hereby represents and warrants to the Administrative Agent and the Buyer that it is in compliance with all the terms and provisions set forth in the Series 2016-MSRVF1 Repurchase Agreement and Pricing Side Letter on its part to be observed or performed, and that no Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Article III of the Series 2016-MSRVF1 Repurchase Agreement.

SECTION 6.   Limited Effect.  Except as expressly amended and modified by this Amendment, the Series 2016-MSRVF1 Repurchase Agreement and the Pricing Side Letter shall continue to be, and shall remain, in full force and effect in accordance with its terms.

SECTION 7.   Counterparts.  This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 8.   Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 9. GOVERNING LAW.  THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES HERETO, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES HERETO WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO THE CONFLICT OF LAW PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK. SIGNATURES FOLLOW.]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the date first above written.

CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, as Administrative Agent

By:	/s/ Dominic Obaditch
Name:	Dominic Obaditch
Title:	Vice President

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Buyer and as 100% of the VFN Noteholder of the Outstanding Notes

By:	/s/ Dominic Obaditch
Name:	Dominic Obaditch
Title:	Authorized Signatory

By:	/s/ Margaret Dellafera
Name:	Margaret Dellafera
Title:	Authorized Signatory

[PNMAC GMSR Issuer Trust – Joint Amendment No. 3 to Series 2016-MSRVF1 Master Repurchase Agreement and Amendment No. 2 to Fourth A&R Pricing Side Letter]

PENNYMAC LOAN SERVICES, LLC, as Seller and sole Owner

By:	/s/ Pamela Marsh using an electronic signature
Name:	Pamela Marsh
Title:	Senior Managing Director and Treasurer

[PNMAC GMSR Issuer Trust – Joint Amendment No. 3 to Series 2016-MSRVF1 Master Repurchase Agreement and Amendment No. 2 to Fourth A&R Pricing Side Letter]

PRIVATE NATIONAL MORTGAGE ACCEPTANCE COMPANY, LLC, as Guarantor

By:	/s/ Pamela Marsh using an electronic signature
Name:	Pamela Marsh
Title:	Senior Managing Director and Treasurer

[PNMAC GMSR Issuer Trust – Joint Amendment No. 3 to Series 2016-MSRVF1 Master Repurchase Agreement and Amendment No. 2 to Fourth A&R Pricing Side Letter]

EXHIBIT A

SCHEDULE 4

OTHER FINANCING AGREEMENTS

Third Amended and Restated Master Repurchase Agreement, dated as of April 28, 2017 (as may be amended, restated supplemented or otherwise modified from time to time, the “Mortgage Loan Repurchase Agreement”), by and among Credit Suisse First Boston Mortgage Capital LLC, as administrative agent, Credit Suisse AG, Cayman Islands Branch, as a committed buyer, Alpine Securitization LTD, as a buyer, PennyMac Loan Services, LLC, as seller, and Private National Mortgage Acceptance Company, LLC, as guarantor.

Master Repurchase Agreement, dated as of April 1, 2020 (as amended by Amendment No. 1, dated as of April 24, 2020, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Series 2020-SPIADVF1 Repurchase Agreement”), by and among Credit Suisse First Boston Mortgage Capital LLC, as administrative agent, PennyMac Loan Services, LLC, as seller, and Credit Suisse AG, Cayman Islands Branch, as buyer.

Master Repurchase Agreement, dated as of September 11, 2019 (as amended by Amendment No. 1 to the Master Repurchase Agreement, dated as of April 24, 2020, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “MSR PC Repo Agreement”), by and among Credit Suisse First Boston Mortgage Capital LLC, as administrative agent, PennyMac Loan Services, LLC, as seller, and Credit Suisse AG, Cayman Islands Branch, as buyer, and Private National Mortgage Acceptance Company, LLC, as guarantor.

Loan and Security Agreement, dated as of February 1, 2018, as amended by Amendment No. 1, dated as of January 29, 2020, Amendment No. 2, dated as of April 1, 2020, and Amendment No. 3, dated as of April 24, 2020, (as may be further amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), by and among Credit Suisse First Boston Mortgage Capital LLC, as administrative agent, Credit Suisse AG, Cayman Islands Branch, as lender, Private National Mortgage Acceptance Company, LLC, as guarantor, PennyMac Mortgage Services, LLC, as borrower and servicer.

EXHIBIT A